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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):    June 14, 2001

                              VIRATA CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       000-28157                77-0521696
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                       2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA 95054

              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code: (408) 566-1000


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Item 5.  Other Events.
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         On June 14, 2001, at a meeting with analysts the Registrant intends to reiterate the revenue guidance it provided during its earnings conference call on April 25, 2001 with respect to the fiscal 2002 first quarter ending July 1, 2001. The Registrant does not intend to comment on as-adjusted loss per share.


Item 7.  Financial Statements, Pro Forma and Exhibits.
-------  --------------------------------------------

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Not applicable
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of June 14, 2001


                              VIRATA CORPORATION

                              By: /s/ ANDREW  M. VOUGHT
                                 ---------------------------
                                 Andrew M. Vought
                                 Senior Vice President, Finance,
                                 Chief Financial Officer,
                                 and Secretary